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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




                                  July 10, 2000
          ------------------------------------------------------------
                Date of report (date of earliest event reported)


                            INTRANET SOLUTIONS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
      Minnesota                      0-19817                       41-1652566
------------------------    ------------------------    ------------------------------------
(State of Incorporation)    (Commission file number)    (I.R.S. Employer Identification No.)


777 Golden Triangle Drive, Eden Prairie, Minnesota                     55344
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      (Address of principal executive offices)                       (Zip Code)
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                        Telephone Number: (952) 903-2000
          --------------------------------------------------------------
              (Registrant's telephone number, including area code)




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         This amended Current Report on Form 8-K of IntraNet Solutions, Inc. is
filed for the purpose of filing the financial statements of the Information Exchange Division ("IED") of Inso Corporation required by Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7.      Financial Statements and Exhibits

      (a)    Financial Statements of Business Acquired

             The following auditors' report and financial statements for IED are attached hereto as Exhibit 99.2:

             Report of Independent Certified Public Accountants

             Statement of Divisional Assets and Liabilities as of December 31,
                1998, January 31, 2000 and April 30, 2000

             Statements of Divisional Operations for the years ended December
                31, 1997 and 1998, one month ended January 31, 1999, year ended January 31, 2000 and three months ended April 30, 1999 and 2000

             Statements of Divisional Equity for the years ended December 31,
                1997 and 1998, one month ended January 31, 1999, year ended January 31, 2000 and three months ended April 30, 2000

             Statements of Divisional Cash Flows for the years ended December
                31, 1997 and 1998, one month ended January 31, 1999, year ended January 31, 2000 and three months ended April 30, 1999 and 2000

             Notes to Financial Statements

      (b)    Pro Forma Financial Information

             The following unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.3:

             Pro Forma Condensed Combined Balance Sheet as of June 30, 2000

             ProForma Condensed Combined Statement of Operations for the year ended March 31, 2000 and for the three months ended June 30,
                2000

             Notes to Pro Forma Condensed Combined Financial Statements


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      (c)    Exhibits

             2 Agreement and Plan of Merger among IntraNet Solutions, Inc., IntraNet Chicago Acquisition Corporation, IntraNet Kansas City Acquisition Corporation, Inso Chicago Corporation, Inso Kansas City Corporation and Inso Corporation, dated as of July 10, 2000 (previously filed).

             23     Consent of Independent Certified Public Accountants.

             99.1   News Release dated July 10, 2000 (previously filed).

             99.2   Financial Statements of Business Acquired.

             99.3   Pro Forma Financial Information.



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned duly authorized.

Date:  September 22, 2000

                                     INTRANET SOLUTIONS, INC.
                                     (Registrant)


                                     By /s/ Gregg A. Waldon
                                        --------------------------------------
                                        Gregg A. Waldon
                                        Chief Financial Officer,
                                              Treasurer and Secretary
                                        (Principal financial and accounting
                                        officer and duly authorized signatory
                                        on behalf of the registrant)








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                                INDEX TO EXHIBITS


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
Exhibit No.                                                                                   Method of Filing
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
2        Agreement and Plan of Merger among IntraNet Solutions, Inc., IntraNet                Previously Filed
         Chicago Acquisition Corporation, IntraNet Kansas City Acquisition
         Corporation, Inso Chicago Corporation, Inso Kansas City Corporation
         and Inso Corporation, dated as of July 10, 2000.

23       Consent of Independent Certified Public Accountants.                                  Filed Herewith

99.1     News Release dated July 10, 2000.                                                    Previously Filed

99.2     Financial Statements of Business Acquired.                                            Filed Herewith

99.3     Pro Forma Financial Information.                                                      Filed Herewith
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